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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                              __________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 11, 1998
              Date of Earliest Event Reported: November 19, 1998

                    TELE-COMMUNICATIONS INTERNATIONAL, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

                0-26264                            84-1289408
          (Commission File Number)    (I.R.S. Employer Identification No.)


                               5619 DTC Parkway
                           Englewood, Colorado 80111
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 267-5500
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Item 5.    Other Events.

          On November 19, 1998, Tele-Communications International, Inc. (the "Company") completed a merger (the "Merger") in which the Company became a wholly-owned subsidiary of Tele-Communications, Inc. In connection with the Merger, the Company and The Bank of New York, as Trustee, entered into a First Supplemental Indenture, dated as of November 19, 1998 (the "Supplemental Indenture") to the Indenture, dated as of February 7, 1996 (the "Original Indenture" and, together with the Supplemental Indenture, the "Indenture") governing the Company's 4 1/2% Convertible Subordinated Debentures due 2006 (the "Debentures"). The Supplemental Indenture is filed as Exhibit 4.2 hereto. The Supplemental Indenture provides for, among other things, an adjustment in the conversion terms of the Debentures required as a result of the Merger and the terms of the Original Indenture. Consummation of the Merger also constituted a "Change of Control" under Section 4.02 of the Original Indenture. Accordingly, holders of Debentures have the right (the "Change of Control Right") until 5:00 p.m., Eastern time, on January 12, 1999 (the "Change of Control Purchase Date") to require the Company to purchase such holders' Debentures at a purchase price payable in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Change of Control Purchase Date. On December 11, 1998, the Company published a Notice of the Change of Control Right in the National Edition of The Wall Street Journal and caused a similar notice to be mailed to each holder of Debentures. The forms of such notices of the Change of Control Right (the "Change of Control Notices") are filed as Exhibits 99.1 and 99.2, respectively. The descriptions contained in this Form 8-K of certain provisions of the Supplemental Indenture and the terms of the Change of Control Right are qualified in their entirety by the complete text of the Supplemental Indenture and the Change of Control Notices, respectively, which are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

4.1 Original Indenture between the Registrant and The Bank of New York, as trustee, dated as of February 7, 1996/1/


4.2 Supplemental Indenture between the Registrant and The Bank of New York, as trustee, dated as of November 19, 1998.

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/1/  Incorporated herein by reference from the Registrant's Form S-1
     (Registration Number 33-80491) as declared effective by the commission on February 1, 1996.

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99.1           Notice to Holders published in The Wall Street Journal on
               December 11, 1998.

99.2 Notice of change of control, supplemental indenture and adjustment in conversion terms, dated December 11, 1998.

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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 1998

                         TELE-COMMUNICATIONS INTERNATIONAL, INC.


                         By:    /s/ Graham Hollis
                            ------------------------------------------
                             Graham Hollis
                             Executive Vice President and
                             Chief Financial Officer
                             (Principal Financial Officer)

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